                                                                   EXHIBIT 10(a)

                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE

                                      SL-A

                               AGREEMENT BETWEEN:


      LENDER: AIG RETIREMENT SERVICES INC. (FORMERLY AIG SUNAMERICA INC.)


           1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
           ---------------------------------------------------------
                                (Street Address)


              Los Angeles          California          90067-6002
              -----------          ----------          ----------
                (City)              (State)              (Zip)


                                      AND


              BROKER-DEALER: AIG SUNAMERICA CAPITAL SERVICES, INC.


             Harborside Financial Center, 3200 Plaza 5, 33rd Floor
             -----------------------------------------------------
                                (Street Address)


              Jersey City          New Jersey          07311-4992
              -----------          ----------          ----------
                (City)              (State)              (Zip)



NASD ID Number: 13158
DATE FILED: March 22, 2004

                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE


     This AMENDMENT NO. 3 of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between AIG Retirement Services Inc. (formerly AIG SunAmerica Inc.) (the "Lender") and AIG SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of March 31, 2000 ("Subordinated Loan Agreement") and amendments thereto dated as of February 7, 2002 and February 27, 2003 (the "Amendments") is dated as of March 12, 2004 ("Amendment No. 3").

     In consideration of the sum of $14,400,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD"), as amended by the Amendments, scheduled to mature on April 30, 2005, bearing LOAN NUMBER 9B-E-SLA-11172 (formerly 10-E-SLA-11170), the Broker-Dealer and the Lender agree to extend the maturity date until APRIL 30, 2008. This Amendment No. 3 shall not become effective unless and until the NASD has found this Amendment No. 3 acceptable.

     The interest rate set forth in the Subordinated Loan Agreement is changed to 4% per annum effective as of May 1, 2005.











                          (The signature page follows.)

    IN WITNESS WHEREOF the parties have set their hands this 12th day of March 2004.


BROKER-DEALER:                      AIG SUNAMERICA CAPITAL SERVICES, INC.


                                    By:  /s/ Debbie Potash-Turner
                                       -----------------------------------------
                                       Name: Debbie Potash-Turner
                                       Title: Chief Financial Officer


LENDER                              AIG RETIREMENT SERVICES INC.



                                    By: /s/ James R. Belardi
                                       -----------------------------------------
                                       Name: James R. Belardi
                                       Title: Executive Vice President


                                    FOR NASD USE ONLY


                                    ACCEPTED BY:
                                                    ----------------------------
                                                            (Name)



                                                    ----------------------------
                                                            (Title)


                                    EFFECTIVE DATE:
                                                    ----------------------------

                                    LOAN NUMBER:
                                                 -------------------------------